UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2025

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of the Code of Ethics.

    Effective April 29, 2025, the Board of Directors of Columbia Financial, Inc. (the “Company”) adopted a revised Columbia Financial, Inc. Code of Ethics and Business Conduct (the “Code”) that amended, restated, and replaced the Company’s prior Code of Ethics and Business Conduct. The Code was approved and adopted by the Board as part of its ordinary course recurrent review of the Company’s codes and policies and applies to all officers, directors, and employees of the Company and its direct and indirect subsidiaries. The amendments to the Code did not relate to or result in any waiver, explicit or implicit, of any provision of the Code in effect prior to the amendment.

The amendments to the Code update, clarify, enhance and reorganize provisions of the Code including, but not limited to: (i) adding new or updated sections on public disclosure responsibilities, outside director, office and trustee positions, protection from retaliation, compliance with antitrust laws, and political activities and (iii) other technical, administrative and non-substantive changes.

The preceding description of the amendments to the Code does not purport to be complete and is qualified in its entirety by reference to the Code, which is attached hereto as Exhibit 14.1 to this Current Report on Form 8-K and available under the Governance Documents of the Company’s Investor Relations website at https://ir.columbiabankonline.com/governance-documents/default.aspx.

Information on the Company’s website shall not be deemed incorporated by reference into, or to be part of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits

Exhibit Number	Description
14.1	Columbia Financial, Inc. Code of Ethics and Business Conduct dated April 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	April 29, 2025	/s/Dennis E. Gibney
Dennis E. Gibney
Senior Executive Vice President and Chief Financial Officer

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